Supplement dated November 14, 2013
to the May 1, 2013 Prospectus, as supplemented
for the
Symetra True Variable Annuity®

Investment Option Changes:

Symetra Mutual Fund Trust (the "Trust") has authorized the liquidation (subject to shareholder approval) of the following Portfolios on or about December 27, 2013 ("Liquidation Date"):

Symetra Mutual Funds Trust

•	Symetra DoubleLine Total Return Fund;

•	Symetra DoubleLine Emerging Markets Income Fund; and

•	Symetra Yacktman Focused Fund.

Furthermore, subject to shareholder approval, the Trust will no longer accept contributions to the above-referenced Portfolios on or about December 20, 2013 ("Closing Date").

In preparation for the proposed liquidation, Symetra Life Insurance Company is closing the Sub-accounts invested in the above-referenced Symetra Mutual Funds effective November 15, 2013. If you are invested in any of the Sub-accounts invested in the Portfolios listed above on November 14, 2013, and remain continuously invested thereafter, you will still be allowed to contribute to that Sub-account until the Closing Date.

Prior to the Liquidation Date, you can transfer your Contract Value out of the Sub-accounts invested in the above-referenced Portfolios by following the procedures described in your Contract prospectus. If you do not submit a request to transfer your Contract Value prior to the Liquidation Date, then immediately following the distribution of liquidation proceeds, we will reinvest the cash proceeds attributable to your Contract by transferring the proceeds from the Sub-accounts that held shares of the above-referenced Portfolios to certain preselected Sub-accounts offered under the Contract. You will receive a proxy statement for the Trust that will provide additional information on the liquidation and the preselected Sub-accounts.

In addition, Symetra Life Insurance Company will be closing the Sub-account invested in the Van Eck VIP Multi-Manager Alternatives Fund - Initial Class Portfolio effective November 15, 2013. If you are invested in the Van Eck VIP Multi-Manager Alternatives Fund - Initial Class Portfolio on November 14, 2013, and remain continuously invested thereafter, you will still be allowed to contribute to that Sub-account.

TRUZ-1068 11/13